                                                                    Exhibit 99.1

----------------------------------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                                    ACCRUAL BASIS -1
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
JUDGE: Honorable Mary F. Walrath
----------------------------------------------------------------------------------------------

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                      CONSOLIDATED MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING: May 31, 1999
                FOR THE PERIOD: May 1, 1999 through May 31, 1999
====================================================================================================================================
                                                                       Document                Previously             Explanation
Required Attachments                                                   Attached                Submitted               Attached

1. Tax Receipts                                                           ( )                    ( X )                    ( )

2. Bank Statements                                                       ( X )                    ( )                     ( )

3. Most recently filed Income Tax                                         ( )                    ( X )                    ( )
   Return

4. Most recent Annual Financial                                           ( )                    ( X )                    ( )
   Statements prepared by accountant


NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED
BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE
CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT
TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL
PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL
REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE
ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN
RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Thaddeus Bereday                              President
--------------------------------------------     -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

Thaddeus Bereday                                                 7/15/99
--------------------------------------------     -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:

/s/ Lois A. Mannon                                Chief Accounting Officer
--------------------------------------------     -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                    TITLE

Lois Mannon                                                     7/15/99
--------------------------------------------     -------------------------------
PRINTED NAME OF PREPARER                                           DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                 ACCRUAL BASIS - 2
------------------------------------------------

------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------


------------------------------------------------
                                                            SECOND QUARTER
                                                            ------

                      COMPARATIVE BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------------------
                                                                             MONTH               MONTH               MONTH
                                                                      ------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     UNRESTRICTED  CASH
----------------------------------------------------------------------------------------------------------------------------------
                                                                      ------------------------------------------------------------
     RESTRICTED  CASH                                                                 SEE ATTACHED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
  1. TOTAL CASH
----------------------------------------------------------------------------------------------------------------------------------
  2. ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------------------------------------------------------
  3. INVENTORY
----------------------------------------------------------------------------------------------------------------------------------
  4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
  5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
  7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------------
  8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
  9. LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION
----------------------------------------------------------------------------------------------------------------------------------
 10. NET  PROPERTY, PLANT &
     EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
 11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
     AMORTIZATION (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)
 ---------------------------------------------------------------------------------------------------------------------------------
 14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
 19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 22. TOTAL POSTPETITION
     LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------------------------
 25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
     DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
 31. TOTAL EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 32. TOTAL LIABILITIES &
     OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------

                  SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                            DEBTORS - IN - POSSESSION
                           CONSOLIDATING BALANCE SHEET
                               AS OF: MAY 31, 1999


    NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                                                 NON-DEBTOR SUBSIDIARIES
                                                               (Provided for informational
                                                           purposes only on a basis consistent
                                                              with the Debtors previous public
                                                                  financial reporting)
                                                                                        Total
                                            SMTK                 SMTK                Debtors and
                                          Debtors             Non-debtors            Non-debtors
                                        -----------           -----------            -----------
Assets
Current assets:
  Cash                                   91,688,591                    -              91,688,591
  AT&T holdback note receivable          40,000,000                    -              40,000,000
  Interest receivable                       333,333                    -                 333,333
  Notes receivable, net                   4,583,112                    -               4,583,112
  Inventory                               4,700,005                    -               4,700,005
  Prepaid expenses                          257,081                    -                 257,081
                                        -----------            ---------             -----------
Total current assets                    141,562,122                    -             141,562,122

Non current assets:
  Property and equipment, net             1,520,894                    -               1,520,894
                                        -----------            ---------             -----------
Total non current assets                  1,520,894                    -               1,520,894

Total assets                            143,083,016                    -             143,083,016
                                        ===========            =========             ===========


Liabilities and equity
Current liabilities:
  Postpetition accounts payable           1,684,862              764,839               2,449,701
  Excise & sales tax payable                      -                    -                       -
  Other accrued                           4,376,767                    -               4,376,767
                                        -----------            ---------             -----------
Total current liabilities                 6,061,629              764,839               6,826,468

Prepetition liabilities:
  Accounts payable                       46,265,483                    -              46,265,483
  Excise & sales tax payable              2,465,778                    -               2,465,778
  Other accrued                          20,066,593              103,778              20,170,371
  Secured debt                           10,000,000                    -              10,000,000
  Accrued interest                        4,672,863                    -               4,672,863
  Long term debt                        150,867,550                    -             150,867,550
  Notes payable-Century/DTR               4,297,998                    -               4,297,998
  Intercompany                           (3,251,955)           3,251,955                       -
                                        -----------            ---------             -----------
Total prepetition liabilities           235,384,310            3,355,733             238,740,043
                                        -----------            ---------             -----------

Total liabilities                       241,445,939            4,120,572             245,566,511

Shareholders' equity (deficit):
  Common stock                          278,227,663                                  278,227,663
  Beginning accumulated deficit        (170,658,280)          (3,695,301)           (174,353,581)
  Current year profit (loss)           (205,932,306)            (425,271)           (206,357,577)
                                        -----------            ---------             -----------
Total shareholders' equity              (98,362,923)          (4,120,572)           (102,483,495)
                                        -----------            ---------             -----------

Total liabilities and equity            143,083,016                    -             143,083,016
                                        ===========            =========             ===========


Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended May 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements and Purchase Price Adjustment Statement (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements and Purchase Price Adjustment Statement are subject to a review period by the Company and become final and binding only after any disagreements between the Company and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, August 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors with its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment upon the finalization of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements and Purchase Price Adjustment Statement, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements and Purchase Price Adjustment Statement are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.




         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                ACCRUAL BASIS - 3
------------------------------------------------

------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)                       SECOND QUARTER
                                                            ------
------------------------------------------------

-------------------------------------


INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                              MONTH               MONTH               MONTH             QUARTER
                                                       ------------------------------------------------------------      TOTAL
REVENUES
------------------------------------------------------------------------------------------------------------------------------------
   1. GROSS REVENUES
------------------------------------------------------------------------------------------------------------------------------------
   2. LESS:  RETURNS & DISCOUNTS                                     SEE ATTACHED INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
   3. NET REVENUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
   4. BEGINNING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
   5. ADD: PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
   6. LESS: ENDING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
   7. TOTAL COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
   8. GROSS PROFIT
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   9. OFFICER / INSIDER COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
  10. DIRECT LABOR / SALARIES
------------------------------------------------------------------------------------------------------------------------------------
  11. PAYROLL TAXES
------------------------------------------------------------------------------------------------------------------------------------
  12. RENT & LEASE EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
  13. INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
  14. DEPRECIATION / DEPLETION / AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
  15. GENERAL & ADMINISTRATIVE
------------------------------------------------------------------------------------------------------------------------------------
  16. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
  17. TOTAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
  18. INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
  19. NON-OPERATING INCOME (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
  20. NON-OPERATING EXPENSE (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
  21. INTEREST  EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
  24. PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
  25. U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
  26. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
  27. TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
  28. INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
  29. NET PROFIT (LOSS)
------------------------------------------------------------------------------------------------------------------------------------

                  SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                            DEBTORS - IN - POSSESSION
                         CONSOLIDATING INCOME STATEMENT
                        For the month ended May 31, 1999



NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.



                                                        NON-DEBTOR SUBSIDIARIES
                                                      (Provided for informational
                                                   purposes only on a basis consistent
                                                    with the Debtors previous public
                                                          financial reporting)

                                                                               Total
                                      SMTK                SMTK              Debtors and
                                     Debtors          Non-debtors           Non-debtors
                                   ----------         -----------           -----------
Revenue                                     -                   -                     -

Cost of revenue                             -                   -                     -
                                   ----------         -----------           -----------

   Gross profit                             -                   -                     -

Expenses:
General and administrative            200,138                   -               200,138

Reorganization costs:
Professionals cost                  1,087,666                   -             1,087,666
Settlements & cures                   907,652                   -               907,652
Other                                  66,141                   -                66,141
                                   ----------         -----------           -----------

   Operating profit (loss)         (2,261,597)                  -            (2,261,597)

Interest expense                     (101,918)                  -              (101,918)

Interest income                       454,512                   -               454,512
                                   ----------         -----------           -----------

Net profit (loss)                  (1,909,003)                  -            (1,909,003)
                                   ==========         ===========            ==========

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended May 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements and Purchase Price Adjustment Statement (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements and Purchase Price Adjustment Statement are subject to a review period by the Company and become final and binding only after any disagreements between the Company and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, August 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors with its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment upon the finalization of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements and Purchase Price Adjustment Statement, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements and Purchase Price Adjustment Statement are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.




         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).


                                                                            ACCRUAL BASIS -4
----------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                           SECOND QUARTER
----------------------------------------------------------
                                                                           Bank: FIRSTAR
----------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)                              Account type: Operating
----------------------------------------------------------


NOTE:

ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                                MONTH
DISBURSEMENTS                                                                              5/1/99 - 5/31/99
------------------------------------------------------------------------------------------------------------------------------------
              1. CASH - BEGINNING OF MONTH                                                          $    127,923
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
              2. CASH SALES (FROM MERCHANT CARD RECHARGES)                                          $          -
------------------------------------------------------------------------------------------------------------------------------------
              3. COLLECTION OF ACCOUNTS RECEIVABLE                                                  $          -
------------------------------------------------------------------------------------------------------------------------------------
              4. LOANS & ADVANCES                                                                   $          -
------------------------------------------------------------------------------------------------------------------------------------
              5. SALE OF ASSETS                                                                     $          -
------------------------------------------------------------------------------------------------------------------------------------
              6. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSFERS IN FROM MONEY MARKET ACCOUNT                         $ 2,500,000
------------------------------------------------------------------------------------------------------------------------------------
                   MISCELLANEOUS RECEIPTS FROM REFUNDS                            $    27,325
------------------------------------------------------------------------------------------------------------------------------------
                   MISCELLANEOUS TIMING ADJUSTMENTS                               $     3,188
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL OTHER                                                                        $  2,530,513
------------------------------------------------------------------------------------------------------------------------------------
              7. TOTAL RECEIPTS                                                                     $  2,530,513
------------------------------------------------------------------------------------------------------------------------------------
              8. TOTAL CASH AVAILABLE                                                               $  2,658,436
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
              9. CHECKS WRITTEN - (SEE ATTACHED LIST)                                               $  2,573,962
------------------------------------------------------------------------------------------------------------------------------------
             10. WIRE TRANSFERS - (SEE ATTACHED LIST)                                               $     35,489
------------------------------------------------------------------------------------------------------------------------------------
             11. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                   CASH TRANSFERS OUT                                             $         -
------------------------------------------------------------------------------------------------------------------------------------
                   BANK CHARGES                                                   $         -
------------------------------------------------------------------------------------------------------------------------------------
             12. TOTAL OTHER                                                                        $          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                               $  2,609,451
------------------------------------------------------------------------------------------------------------------------------------
                 ENDING ACCOUNT BALANCE                                                             $     48,985
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                                    $ 45,639,606
------------------------------------------------------------------------------------------------------------------------------------
                 SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                                 $ 46,000,000
------------------------------------------------------------------------------------------------------------------------------------
                 SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 13)                                      $ 91,688,591
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                              ACCRUAL BASIS - 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              MONTH                MONTH               MONTH
                                                                     ---------------------------------------------------------------
                 ACCOUNTS RECEIVABLE AGING                                May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
   1. 0 - 30 days old                                                 $              -
------------------------------------------------------------------------------------------------------------------------------------
   2. 31 - 60 days old                                                               -
------------------------------------------------------------------------------------------------------------------------------------
   3. 61 - 90 days old                                                               -
------------------------------------------------------------------------------------------------------------------------------------
   4. 91+ days old                                                                   -
------------------------------------------------------------------------------------------------------------------------------------
   5. TOTAL ACCOUNTS RECEIVABLE                                                      -
------------------------------------------------------------------------------------------------------------------------------------
   6. AMOUNT CONSIDERED UNCOLLECTIBLE                                                -
------------------------------------------------------------------------------------------------------------------------------------
   7. ACCOUNTS RECEIVABLE (NET)                                      $               -
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                      MONTH:       May 31, 1999
                                                                                                             -------------------
                       AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
                                          0-30              31-60                 61-90               91+
                                          DAYS               DAYS                 DAYS                DAYS               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      ACCOUNTS PAYABLE                $ 1,253,840         $ 325,359           $ 105,663.00          $    -           $ 1,684,862
------------------------------------------------------------------------------------------------------------------------------------

      NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                                          MONTH:       May 31, 1999
                                                                                                    -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                      BEGINNING            AMOUNT                                     ENDING
                                         TAX            WITHHELD AND /           AMOUNT                 TAX             DELINQUENT
FEDERAL                               LIABILITY*          0R ACCRUED              PAID               LIABILITY             TAXES
------------------------------------------------------------------------------------------------------------------------------------
   1. WITHHOLDING**                   $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   2. FICA-EMPLOYEE**                 $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   3. FICA-EMPLOYER**                 $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   4. UNEMPLOYMENT                    $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   5. INCOME                          $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   6. OTHER (ATTACH LIST)             $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   7. TOTAL FEDERAL TAXES             $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
   8. WITHHOLDING                     $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
   9. SALES                           $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  10. EXCISE                          $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                    $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  12. REAL PROPERTY                   $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  13. PERSONAL PROPERTY               $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  14. OTHER - STATE DISABILITY        $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  15. TOTAL STATE & LOCAL             $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                     $      -            $        -             $      -            $       -               $ -
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: No employees were employed by the debtors during the month.

---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 6
---------------------------------------------

---------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:  May 31, 1999
                                                                  --------------


------------------------------------------------
BANK RECONCILIATIONS
                                                     Account #1           Account #2           Account #3           Account #4
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                     FIRSTAR               FIRSTAR              FIRSTAR             FIRSTAR
------------------------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                          OPERATING              CANADA           UNITED KINGDOM          FLETCHER
------------------------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK STATEMENT                    $  705,403            $ 50,066            $ 1,074,276           $ 39,138,497
------------------------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED              $        -            $      -            $         -           $          -
------------------------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                  $ (656,418)           $      -            $         -           $          -
------------------------------------------------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)         $        -            $     10            $         -           $          -
------------------------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                   $   48,985            $ 50,076            $ 1,074,276           $ 39,138,497
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN                        1157                None                   1027                   None
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------
BANK RECONCILIATIONS
                                                        Account #5
------------------------------------------------------------------------------------------
A.          BANK:                                         FIRSTAR
-----------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                                  TOTAL
-------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                            MONEY MARKET
-------------------------------------------------------------------------------------------
    1. BALANCE PER BANK STATEMENT                       $ 5,376,657         $ 46,344,899
-------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                 $         -         $          -
-------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                     $         -         $   (656,418)
-------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)            $         -         $         10
-------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                      $ 5,376,657         $ 45,688,491
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN                            None
-------------------------------------------------------------------------------------------



----------------------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF        MATURITY       TYPE OF         PURCHASE         CURRENT
BANK ACCOUNT NAME & NUMBER                              PURCHASE          DATE        INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    7. FIRSTAR TREASURY BILL ACCOUNT                 April 29, 1999   June 3, 1999   TREASURY BILL   $ 45,807,694    $ 46,000,000
------------------------------------------------------------------------------------------------------------------------------------
    8.
------------------------------------------------------------------------------------------------------------------------------------
    9.
------------------------------------------------------------------------------------------------------------------------------------
   10.
------------------------------------------------------------------------------------------------------------------------------------
   11.                   TOTAL INVESTMENTS                                                                           $ 46,000,000
------------------------------------------------------------------------------------------------------------------------------------

---------------------
CASH

------------------------------------------------------------------------------------------------------------------------------------
   12. PETTY CASH                                                                                                    $        100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   13. CURRENCY ON HAND                                                                                              $ 45,688,591
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   14. TOTAL CASH - END OF MONTH                                                                                     $ 91,688,591
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                      ACCRUAL BASIS - 7
-----------------------------------------------

-----------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------

                                                       MONTH:     May 31, 1999
                                                              -----------------

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
                                                                          TYPE OF              AMOUNT            UNPAID
             NAME                           POSITION                      PAYMENT               PAID             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    1. Lois Mannon                  Chief Accounting Officer          Fees                  $     6,782            0
------------------------------------------------------------------------------------------------------------------------------------
    2. Thaddeus Bereday             President                         Fees & Expenses            22,747            0
------------------------------------------------------------------------------------------------------------------------------------
    3.
------------------------------------------------------------------------------------------------------------------------------------
    4.
------------------------------------------------------------------------------------------------------------------------------------
    5.
------------------------------------------------------------------------------------------------------------------------------------
    6.
------------------------------------------------------------------------------------------------------------------------------------
    7.
------------------------------------------------------------------------------------------------------------------------------------
    8.
------------------------------------------------------------------------------------------------------------------------------------
    9.
------------------------------------------------------------------------------------------------------------------------------------
   10.
------------------------------------------------------------------------------------------------------------------------------------
                       TOTAL PAYMENTS TO INSIDERS                                           $    29,529
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                 TYPE               DATE OF COURT
                                                                  OF              ORDER AUTHORIZING        AMOUNT      TOTAL PAID
                           NAME                              PROFESSIONAL              PAYMENT            APPROVED       TO DATE
------------------------------------------------------------------------------------------------------------------------------------
    1. Ernst & Young LLP                                   Consultant             January 20, 1999       $ 385,106      $ 385,106
------------------------------------------------------------------------------------------------------------------------------------
    2. Houlihan, Lokey, Howard & Zukin Capital             Investment Banker      January 20, 1999       $ 160,000      $ 160,000
------------------------------------------------------------------------------------------------------------------------------------
    3. Klehr, Harrison, Harvey, Branzburg & Ellers LLP     Legal                  January 20, 1999       $       -      $  22,767
------------------------------------------------------------------------------------------------------------------------------------
    4. Munsch, Hardt, Kopf & Harr                          Legal                  January 20, 1999       $ 260,244      $ 260,244
------------------------------------------------------------------------------------------------------------------------------------
    5. Zolpho Cooper, LLC                                  Consultant             January 20, 1999       $  50,481      $ 143,290
------------------------------------------------------------------------------------------------------------------------------------
    6.
------------------------------------------------------------------------------------------------------------------------------------
    7.
------------------------------------------------------------------------------------------------------------------------------------
    8.
------------------------------------------------------------------------------------------------------------------------------------
    9.
------------------------------------------------------------------------------------------------------------------------------------
   10.
------------------------------------------------------------------------------------------------------------------------------------
   11. TOTAL  PAYMENTS TO PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION  PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULED            AMOUNTS
                                                                       MONTHLY              PAID                  TOTAL
                                                                      PAYMENTS             DURING                 UNPAID
                        NAME OF CREDITOR                                DUE                 MONTH              POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
    1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
------------------------------------------------------------------------------------------------------------------------------------
    2.
------------------------------------------------------------------------------------------------------------------------------------
    3.
------------------------------------------------------------------------------------------------------------------------------------
    4.
------------------------------------------------------------------------------------------------------------------------------------
    5.
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                         ACCRUAL BASIS - 8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------------------------------------

                                                                            MONTH:               May 31, 1999
                                                                                     -----------------------------
--------------------------------------------------------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES            NO

------------------------------------------------------------------------------------------------------------------------------------
    1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
        BUSINESS DURING THIS REPORTING PERIOD?                                                                               X
------------------------------------------------------------------------------------------------------------------------------------

    2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
        POSSESSION ACCOUNT?                                                                                                  X
------------------------------------------------------------------------------------------------------------------------------------

    3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
        RELATED PARTIES?                                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------

    4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
        PERIOD?                                                                                               X
------------------------------------------------------------------------------------------------------------------------------------

    5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                              X
------------------------------------------------------------------------------------------------------------------------------------

    6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                         X
------------------------------------------------------------------------------------------------------------------------------------

    7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                         X
------------------------------------------------------------------------------------------------------------------------------------

    8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                     X
------------------------------------------------------------------------------------------------------------------------------------

    9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

    10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                        X
------------------------------------------------------------------------------------------------------------------------------------

    11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                    X
------------------------------------------------------------------------------------------------------------------------------------

    12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------
    4. Pursuant to an order of the bankruptcy court, the debtors satisfied pre-petition obligations in the form of cure payments of contracts assigned to

        AT&T Corp. in connection with the asset purchase agreement.
--------------------------------------------------------------------------------
    10. Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.
--------------------------------------------------------------------------------

 INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES            NO
------------------------------------------------------------------------------------------------------------------------------------
  1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
  2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
  3. PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD,
PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF                                           PERIOD                   PAYMENT AMOUNT
                                    POLICY                   CARRIER                COVERED                    & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  1. Directors & Officers Liability                   Genesis                   10/22/98-10/22/99            $175,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  2. Directors & Officers Liability                   Agricultural Excess       10/22/98-10/22/99            $87,500 & annual
------------------------------------------------------------------------------------------------------------------------------------
  3. Directors & Officers Liability                   Zurich-American           10/22/98-10/22/99            $92,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  4. Directors & Officers Liability                   Genesis                   10/22/98-10/22/99            $60,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  5. Directors & Officers Liability (A-side)          Executive Risk            12/11/98-10/22/99            $150,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  6. Directors & Officers Liability (A-side)          Reliance Insurance Co.    12/11/98-10/22/99            $105,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  7. Crime                                            Travelers Group           8/6/98-8/6/99                $3,587 & annual
------------------------------------------------------------------------------------------------------------------------------------
  8. Bond Premium                                     Harry Koch                9/25/98-9/25/99              $500 & annual
------------------------------------------------------------------------------------------------------------------------------------
  9. Business Auto                                    Travelers Group           3/24/99-3/24/00              $8,106 annual
------------------------------------------------------------------------------------------------------------------------------------
 10. Boiler & Machinery                               Travelers Group           3/24/99-3/24/00              $1,547 annual
------------------------------------------------------------------------------------------------------------------------------------
 11. Commercial Umbrella                              Travelers Group           3/24/99-3/24/00              $12,212 annual
------------------------------------------------------------------------------------------------------------------------------------
 12. Kidnap & Ransom                                  Travelers Group           3/24/99-3/24/00              $1,133  annual
------------------------------------------------------------------------------------------------------------------------------------
 13. Fiduciary Liability                              Travelers Group           3/24/99-3/24/00              $1,002  annual
------------------------------------------------------------------------------------------------------------------------------------
 14. Worker's Compensation - Illinois*                Wausau                    3/24/99-3/24/00              $547 annual
------------------------------------------------------------------------------------------------------------------------------------
 15. Worker's Compensation - All Other States*        Wausau                    3/24/99-3/24/00              $17,073 annual
------------------------------------------------------------------------------------------------------------------------------------
 16. Worker's Compensation - Administration Fee*      Picton Cavanaugh          3/24/99-3/24/00              $15,000 annual
------------------------------------------------------------------------------------------------------------------------------------
 17. Commercial Package Policy                        Travelers Group           3/24/99-3/24/00              $41,532 annual
------------------------------------------------------------------------------------------------------------------------------------

* Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

----------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                    ACCRUAL BASIS - 9
----------------------------------------------------------

----------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------

                                     MONTH:   May 31, 1999
                                           ---------------



-------------------------------------------------------------------------------------------------------------------------------
                                                     PERSONNEL *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               FULLTIME          PART TIME

-------------------------------------------------------------------------------------------------------------------------------
1.   Total number of employees at beginning of month                                               0                   0
-------------------------------------------------------------------------------------------------------------------------------
2.   Number of employees hired during the month                                                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
3.   Number of employees terminated or resigned during the month                                   0                   0
-------------------------------------------------------------------------------------------------------------------------------
4.   Total number of employees on payroll at end of month                                          0                   0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

   * Effective May 1999, the Debtors no longer have any employees. Rather, the six representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.

--------------------------------------------------------------------------------
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